Exhibit 10.2
AMENDMENT #7
TO STATEMENT OF WORK #4903RL1112
UNDER
BASE AGREEMENT #4999RO0015
This is the seventh amendment (“Amendment”), effective upon execution by the parties (“Effective Date”), to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003 under Base Agreement #4999RO0015 (“Agreement”) between International Business Machines Corporation (“Buyer”) and Brocade Communication Systems Inc. (“Supplier”). All defined terms contained in the Agreement and SOW shall have the same meaning in this Amendment unless otherwise stipulated below
In exchange for good and valuable consideration, the receipt ad sufficiency of which is hereby acknowledged, the parties hereby agree to amend the SOW as follows:
1. Add the following specification to Section 2.2, “Product Specifications & Certifications”, of the SOW:
“IBM Environmental Engineering Specifications [**] (“Environmental Specifications”) found in the Environmental Requirements section of IBM’s Information for Suppliers website:
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to be effective July 1, 2006. The foregoing does not apply to Products that will end of life as of June 30, 2006 or their associated FRUs. Any Product that does not comply with the above specifications shall be deemed end of life as of June 30, 2006.”
2. Amend SOW by adding a new section 16.0 entitled “Hazardous Substance and Environmental Laws Requirements”
16.0 Hazardous Substance and Environmental Law Requirements
“Supplier is responsible for understanding and complying with: (a) all applicable Buyer specifications, whether referenced on the plans, in the Agreement or otherwise in a contract document between Buyer and Supplier, and (b) all Environmental Laws applicable to Supplier that restrict, regulate or otherwise govern Buyer’s direct or indirect import, export, sale or other distribution of Supplier’s Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. “Environmental Laws” means [**]. As requested by Buyer, Supplier shall provide evidence of compliance with the legal requirements resulting from its obligations above by suitable means, and shall assist Buyer with any reporting obligations related to Supplier’s Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. Supplier certifies that the information and data provided in accordance with the foregoing, as well as any other information or data provided in accordance with the applicable specifications is accurate, true, and complete. Should supplier become aware of any conflict between the requirements of a Buyer specification applicable to the Product or Deliverable and the Environmental Laws, Supplier shall notify Buyer in writing of the conflict and Buyer shall inform Supplier which restriction controls. Notwithstanding the foregoing, where Buyer is deemed the producer of supplier’s products or deliverables under a European Union member state’s implementation of Directive 2002/96/EC on waste electrical and electronic equipment, buyer shall have responsibility as the producer under this law unless it contracts with supplier to perform some or all of the producer responsibilities.

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Base Agreement #4999RO0015
Statement of Work #4903RL1112

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3.	Add the following to Section 2.0, “PRODUCT NUMBER UNIQUE TERMS”, to the PRODUCT UNIQUE ATTACHMENT:
“The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: [**].”

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Base Agreement #4999RO0015
Statement of Work #4903RL1112

4.	Add the following Blazer 2 PUA Pricing to Section 2 of SOW 3.
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Base Agreement #4999RO0015
Statement of Work #4903RL1112

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Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.
This Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.
IN WITNESS WHEREOF, the parties have duly executed this Seventh Amendment as of the date first written above.

BROCADE COMMUNICATIONS SYSTEMS INC.		INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Jill Cameron 6-30-06	By:	/s/ Davor Cindric 7/19/06
	Signature Date		Signature Date

Name:	Jill Cameron	Name:	Davor Cindric
	Printed Name		Printed Name

Title:	Director, WW Sales	Title:	Procurement Manager
	Printed Title		Printed Title

[**]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Base Agreement #4999RO0015
Statement of Work #4903RL1112